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                                                                  EXHIBIT 10(B)

[JOHN HANCOCK MUTUAL LIFE
INSURANCE COMPANY LETTERHEAD]

                                                             April 20, 1998

SECURITIES & EXCHANGE COMMISSION
450 FIFTH STREET, N.W.
WASHINGTON, DC 20549

  RE: John Hancock Variable Annuity Account U
      File Nos. 2-38827 and 811-2143

Dear Commissioners:

  This opinion is being furnished with respect to the filing of Post-Effective Amendment No. 40 under the Securities Act of 1933 (Post-Effective Amendment No. 23 under the Investment Company Act of 1940) of the Form N-4 Registration Statement of John Hancock Variable Annuity Account U as required by Rule 485 under the 1933 Act.

  I have acted as counsel to Registrant for the purpose of preparing this Post-Effective Amendment which is being filed pursuant to paragraph (b) of Rule 485 and hereby represent to the Commission that in my opinion this Post-Effective Amendment does not contain disclosures which would render it ineli-gible to become effective pursuant to paragraph (b).

  We hereby consent to the filing of this opinion with and as a part of this Post-Effective Amendment to Registrant's Registration Statement with the Com-mission.

                                            Very truly yours,

                                            /s/ SANDRA M. DADALT

                                               Sandra DaDalt
                                               Counsel

SD0103.DOC (Acct U)